Exhibit 99.3


                    NOTICE TO RESIGN FROM BOARD OF DIRECTORS




ISSUED TO:                 MKA CAPITAL INC.
                           2405 HONG KONG NEW WORLD TOWER
                           300 HUA HAI ROAD
                           SHANGHAI, PR CHINA 200021



DATE OF NOTICE:   May 25, 2006




I hereby tender my Resignation from the Board of Directors of MKA Capital Inc, and any titles and committees to which I have been elected, effective the date of this Notice.




         Andre Michaan                            /s/ Andre Michaan
         _____________________________            ___________________________
         name of member                           signature of member